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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 20, 1998
                                                   -----------------

                         Commission File Number 1-13578

                             DOWNEY FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

           Delaware                                95-1953342
 (State or other jurisdiction           (I.R.S. Employer Identification No.)
of incorporation or organization)

3501  Jamboree  Road  Newport  Beach,  California       92660
 (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (949) 854-0300

                                 Not applicable
         (Former name or former address, if changed since last report.)




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Item 5.  OTHER EVENTS

         On November 20, 1998, Downey Financial Corp. (the "Company") issued a news release reporting the resignation of James W. Lokey as the President, Chief Executive Officer and Director of the Company and its wholly-owned subsidiary, Downey Savings and Loan Association, F.A. (the "Bank"), and the appointment of Daniel D. Rosenthal to the position of President and Chief Executive Officer of the Company and the Bank and Paul G. Woollatt to the position of Chief Operating Officer of the Company and the Bank effective November 20, 1998. The news release of the Company reporting this senior management transition is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
(a)      Financial Statements.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         99.1 News release dated November 20, 1998 announcing senior management transition.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                  DOWNEY FINANCIAL CORP.


                                           -------------------------------------
                                        By:         /s/Donald E. Royer
                                                       Donald E. Royer
                                    Executive Vice President and General Counsel

DATED: November 20, 1998